UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Sabra Health Care REIT, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 9, 2020.SABRA HEALTH CARE REIT, INC. SABRA HEALTH CARE REIT, INC. 18500 VON KARMAN AVE. SUITE 550 IRVINE, CA 92612 D14329-P39757 Meeting Information Meeting Type: Annual Meeting For holdersas of: April 20, 2020 Date: June 9, 2020 Time: 9:00 AM PDT Location: *Sabra’s Headquarter 18500 Von Karman AvenueSuite 550 Irvine, California 92612 *We are closely monitoring the developments regarding the coronavirus (COVID-19). In the event we determine that we need to conduct our Annual Meeting solely by means of remote communication, we will make such a determination in advance and announce the change and provide instructions on how stockholders can attend and participate in the Annual Meeting remotely via press release and by filing additional soliciting materials with the Securities and Exchange Commission. The press release will also be available on the “Investors” section of our website at www.sabrahealth.com. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT 2019 ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2020 to facilitate timely delivery.
How To Vote
Please Choose One of the Following Voting Methods
Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D14330-P39757

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

   Nominees:

   1a. Craig A. Barbarosh

   1b. Robert A. Ettl

   1c. Michael J. Foster

   1d. Ronald G. Geary

   1e. Lynne S. Katzmann

   1f. Raymond J. Lewis

   1g. Jeffrey A. Malehorn

   1h. Richard K. Matros

   1i. Milton J. Walters

The Board of Directors recommends you vote FOR the following proposals 2, 3, 4 and 5.

2. Approval of amendments to the Sabra Health Care REIT, Inc. 2009 Performance Incentive Plan.

3. Approval of an amendment to Sabra's charter to increase the number of authorized shares of common stock, par value $0.01 per share, of Sabra from 250,000,000 to 500,000,000.

4. Ratification of the appointment of PricewaterhouseCoopers LLP as Sabra's independent registered public accounting firm for the fiscal year ending December 31, 2020.

5. Approval, on an advisory basis, of the compensation of Sabra's named executive officers.

NOTE: Such other business will be transacted at the meeting as may properly come before the meeting or any adjournments or postponements thereof.

D14331-P39757

D14332-P39757